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                                                                    Exhibit 99.1



Media Contact:    Gary Rhodes, The Kroger Co. (513) 762-1304
Investor Contact: Larry Turner, The Kroger Co. (513) 762-4911

              KROGER REPORTS RECORD EARNINGS, BEFORE MERGER COSTS,

                           FOR FOURTH QUARTER OF 1999

         CINCINNATI, OH, March 9, 2000 -- The Kroger Co. (NYSE: KR) today reported record earnings of $0.39 per diluted share, excluding costs related to mergers, for the fourth quarter ended January 29, 2000.

         These results represent an increase of approximately 26% over estimated combined earnings, before an extraordinary item, for the fourth quarter of 1998. The prior-year estimate includes the actual results of Fred Meyer before merger costs and an estimate of Kroger's pre-merger results adjusted to reflect the change to a new fiscal calendar last year and 12 weeks of operations.

         Including merger-related costs of $105 million pre-tax, Kroger earned $0.29 per diluted share in the fourth quarter of 1999.

         As Kroger previously reported, total sales for the fourth quarter of 1999 increased 6.8% to $11.2 billion, after adjusting for the change in the Company's fiscal calendar last year and an extra week of sales in the fourth quarter of 1998, and excluding sales from divested stores. On this basis, identical food store sales grew 2.3%. Comparable food store sales, which include relocations and expansions, rose 3.0% for the quarter. (Identical and comparable sales include divisions with stores that changed names during the past year.) Excluding the Fry's division, which has converted 35 former Smith's stores to the Fry's banner, identical food store sales grew 2.8% and comparable food store sales rose 3.4%.

         EBITDA (earnings before interest, taxes, depreciation, amortization, LIFO and one-time items) for the fourth quarter of 1999 totaled $900 million, an


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increase of approximately 15% compared to estimated combined results from the fourth quarter of 1998.

         "We are delighted with our strong sales and earnings performance in the fourth quarter of 1999," said Joseph A. Pichler, Kroger chairman and chief executive officer. "These results were generated by a variety of new merchandising programs and product offerings. We have introduced more than 1,100 private-label items over the past year - nearly triple the number we rolled out in 1998. Expanded private-label sales and growth in private-label market share are already generating incremental sales and enhanced profit margins. Kroger's manufacturing operations also finished an outstanding year with record results."

         During the fourth quarter of 1999, Kroger opened, expanded, relocated or acquired 30 stores. Overall square footage, excluding divested stores, increased 5.6% over the prior year. Including acquisitions, capital expenditures for the quarter totaled $427 million. For the year, capital expenditures were $1.9 billion.

         For the full 1999 fiscal year, Kroger reported earnings of $1.13 per diluted share, before an extraordinary item and excluding merger costs. On that basis, these results represent an increase of approximately 26% over estimated combined earnings for fiscal 1998. The prior-year estimate includes the actual results of Fred Meyer before merger costs and an estimate of Kroger's pre-merger results, excluding one-time expenses, to reflect the change to a new fiscal calendar and a 52-week year. The 1999 figures also include a full 52 weeks of results from Ralphs, which was acquired by Fred Meyer on March 10, 1998, thus contributing 47 weeks of results during the 1998 period.

         Total sales in the 1999 fiscal year increased approximately 6.1%, after adjusting for the change in Kroger's fiscal calendar and a 53rd week of sales in 1998, and excluding sales from divested stores. EBITDA totaled $3.2 billion for fiscal 1999.

         Kroger recently reported that the estimated combined synergy savings from the merger with Fred Meyer and previous Fred Meyer mergers totaled $160 million for fiscal 1999. This total exceeded the Company's previously announced projection of $155 million. Kroger expects to meet or beat its combined synergy


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savings goals of $260 million in fiscal 2000, $345 million in fiscal 2001 and
$360 million in fiscal 2002.

         "We are off to a great start on synergy savings, which is a key component of margin improvement. I am particularly pleased by the success that has already been achieved in merchandising and manufacturing," Mr. Pichler said.

         He also said the Company recently completed the purchases of Pay Less Super Markets, Inc., which operates eight grocery stores in Indiana and Kessel Food Markets, Inc., a privately owned chain of 20 supermarkets in Michigan.

         "Looking ahead, Kroger has tremendous opportunities to expand its business. Kroger's total pharmacy sales have more than doubled in the past five years and our 1,500 pharmacies drive incremental sales in the highly profitable health and beauty care category. We have opened 34 `Nature's Market' natural food sections in our supermarkets over the past year to serve the rapidly growing demand for natural and organic foods. And our loyalty card program, which offers additional discounts to our best customers, is now available in more than 1,260 stores, nearly double the figure from a year ago. We are now using the card for effective, targeted merchandising programs," Mr. Pichler explained.

         Headquartered in Cincinnati, Ohio, Kroger is the nation's largest retail grocery chain. The Company currently operates more than 2,300 supermarkets and multi-department stores in 31 states under more than a dozen banners, including Kroger, Fred Meyer, Ralphs, Smith's, King Soopers, Dillon, Fry's, Food 4 Less and Quality Food Centers. Kroger also operates 796 convenience stores, 389 fine jewelry stores and 42 food processing plants.

                                      # # #

         This press release contains certain forward-looking statements about the future performance of the Company. These statements are based on management's assumptions and beliefs in light of the information currently available to it. We assume no obligation to update the information contained herein. These forward-looking statements are subject to uncertainties and other factors that could cause actual results to differ materially from such statements including, but not limited to, material adverse changes in the business or financial condition of Kroger and other factors affecting the businesses of the Company which are described in filings with the Securities and Exchange Commission.

         Certain 1998 information included in this release has been estimated in order to present the 1998 information as if the decision to change Kroger's fiscal year had been made at the beginning of 1998 and reflects an adjustment for the extra week in 1998. The 1998 information included in the Company's Forms 10-Q filed with the SEC during 1999, and as reflected in the financials attached here, are for different periods than those in the newly adopted fiscal year and may not agree with certain 1998 estimated information included in this release.



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
                                                                         THE KROGER CO.
                                                                       SALES AND EARNINGS
                                                                     WITH ONE-TIME EXPENSES
                                                             (in millions, except per share amounts)




                                                    4th Quarter                                  Entire Year
                                     ------------------------------------------------------------------------------------------
                                            1999                 1998 (3)                  1999                  1998 (4)
                                     -------------------    -------------------     --------------------   --------------------
Sales                                $           11,240     $           11,205      $            45,352    $            43,082
                                     ===================    ===================     ====================   ====================

EBITDA (1)                           $              900     $              799      $             3,180    $             2,783

LIFO                                 $              (35)    $              (18)     $               (29)   $                10

Interest                             $              157     $              156      $               652    $               645

Depreciation                         $              214     $              165      $               861    $               745

Amortization                         $               23     $               26      $                99    $                92

One-time
items (5)                            $              105     $               31      $               468    $               420
                                     -------------------    -------------------     --------------------   --------------------

Pre-tax earnings
earnings before
extraordinary
item                                 $              436     $              438      $             1,129    $               871

Tax expense                          $              190     $              176      $               491    $               378
                                     -------------------    -------------------     --------------------   --------------------

Earnings before
extraordinary
item                                 $              246     $              262      $               638    $               494

Extraordinary
item (2)                             $                0     $              (28)     $               (10)   $              (257)
                                     -------------------    -------------------     --------------------   --------------------

Net earnings                         $              246     $              234      $               628    $               237
                                     ===================    ===================     ====================   ====================


Diluted earnings
per common
share:

From operations                      $             0.29     $             0.31      $              0.74    $              0.58

From extra-
ordinary item (2)                    $             0.00     $            (0.03)     $             (0.01)   $             (0.30)
                                     -------------------    -------------------     --------------------   --------------------

Diluted net
earnings per
common share                         $             0.29     $             0.28      $              0.73    $              0.28
                                     ===================    ===================     ====================   ====================

Number of shares
used in diluted
per share
calculation                                         854                    859                      858                    851

(1) EBITDA, as defined in our credit agreements, represents earnings before interest, taxes, depreciation, amortization, LIFO and one-time items.

(2) From the early retirement of debt.

(3) The information for the fourth quarter of 1998 includes the results of operations of The Kroger Co. for the 13 weeks ended January 2, 1999, its wholly owned subsidiary, Dillon Companies, Inc., for the 14 weeks ended January 2, 1999, and its wholly owned subsidiary, Fred Meyer, Inc., for the 12 weeks ended January 30, 1999.

(4) The information for the entire year of 1998 includes the results of operations of The Kroger Co. for the 53 weeks ended January 2, 1999, Dillon Companies, Inc., for the 53 weeks ended January 2, 1999, and Fred Meyer, Inc., for the 52 weeks ended January 30, 1999.

(5) The one-time items in 1999 are costs related to mergers. The one-time items in the fourth quarter of 1998 are costs related to mergers. The one-time items for the entire year of 1998 are costs related to mergers ($278 million), logistic initiatives ($41 million), accounting and operations consolidations in Texas ($11 million), and charges related to an accounting change ($90 million).
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
                                                                         THE KROGER CO.
                                                                       SALES AND EARNINGS
                                                                   WITHOUT ONE-TIME EXPENSES
                                                             (in millions, except per share amounts)




                                                    4th Quarter                                  Entire Year
                                     ------------------------------------------------------------------------------------------
                                            1999               1998 (3)                  1999                  1998 (4)
                                     -------------------    -------------------     --------------------   --------------------
Sales                                $           11,240     $           11,205      $            45,352    $            43,082
                                     ===================    ===================     ====================   ====================

EBITDA (1)                           $              900     $              799      $             3,180    $             2,783

LIFO                                 $              (35)    $              (18)     $               (29)   $                10

Interest                             $              157     $              156      $               652    $               645

Depreciation                         $              214     $              165      $               861    $               745

Amortization                         $               23     $               26      $                99    $                92

Pre-tax earnings
earnings before
extraordinary
item                                 $              541     $              470      $             1,597    $             1,291

Tax expense                          $              210     $              193      $               631    $               529
                                     -------------------    -------------------     --------------------   --------------------

Earnings before
extraordinary
item                                 $              331     $              277      $               966    $               762

Extraordinary
item (2)                             $                0     $              (28)     $               (10)   $              (257)
                                     -------------------    -------------------     --------------------   --------------------

Net earnings                         $              331     $              249      $               956    $               505
                                     ===================    ===================     ====================   ====================


Diluted earnings
per common
share:

From operations                      $             0.39     $             0.32      $              1.13    $              0.89

From extra-
ordinary item (2)                    $             0.00     $            (0.03)     $             (0.01)   $             (0.30)
                                     -------------------    -------------------     --------------------   --------------------

Diluted net
earnings per
common share                         $             0.39     $             0.29      $              1.12    $              0.59
                                     ===================    ===================     ====================   ====================

Number of shares
used in diluted
per share
calculation                                         854                    859                      858                    851

(1) EBITDA, as defined in our credit agreements, represents earnings before interest, taxes, depreciation, amortization, LIFO and one-time items.

(2) From the early retirement of debt.

(3) The information for the fourth quarter of 1998 includes the results of operations of The Kroger Co. for the 13 weeks ended January 2, 1999, its wholly owned subsidiary, Dillon Companies, Inc., for the 14 weeks ended January 2, 1999, and its wholly owned subsidiary, Fred Meyer, Inc., for the 12 weeks ended January 30, 1999.

(4) The information for the entire year of 1998 includes the results of operations of The Kroger Co. for the 53 weeks ended January 2, 1999, Dillon Companies, Inc., for the 53 weeks ended January 2, 1999, and Fred Meyer, Inc., for the 52 weeks ended January 30, 1999.